Transamerica IDEX Mutual Funds

TA IDEX T. Rowe Price Small Cap

Supplement dated October 10, 2006 to Prospectus dated March 1, 2006,

as previously supplemented

Please retain this supplement for reference.

The following information replaces the information under the section entitled “Management– Portfolio Manager” of the above referenced fund:

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Portfolio Manager:

Sudhir Nanda Ph.D., CFA, a Vice President of T. Rowe Price Group, Inc., became Chairman of the fund's Investment Advisory Committee and manages the fund on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the fund as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.